UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 28, 2012
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 31, 2012, Griffin Land & Nurseries, Inc. (“Griffin” or “Registrant”) issued a press release announcing that its real estate division, Griffin Land, closed on the previously announced acquisition of an approximate 49 acre parcel of undeveloped land for approximately $7.2 million, before closing costs.  The land acquired, located in Hanover Township in the Lehigh Valley of Pennsylvania, is expected to support the development of two industrial buildings totaling at least 500,000 square feet.  As approvals for such development are not yet in place, the seller agreed to provide Griffin Land recission rights if the required approvals are not obtained or the seller does not complete certain post-closing obligations.  The funds used to acquire this land were principally the cash proceeds from Griffin Land’s July 7, 2012 sale of undeveloped land to Dollar Tree, Inc. which were held in escrow since that date in order to qualify for a Section 1031 like-kind exchange for income tax purposes.

Attached as Exhibit 99.1 to this Current Report is the Registrant’s December 31, 2012 press release announcing the closing.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant's December 31, 2012 Press Release.

Forward-Looking Statements:

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including the statements regarding Griffin Land’s expectations for the development potential of the approximate 49 acre parcel acquired and other statements that are not historical facts. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved.  The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Important factors that could affect the outcome of the events set forth in these statements are described in Griffin’s Securities and Exchange Commission filings, including the “Business,” “Risk Factors” and “Forward-Looking Information” sections in Griffin’s Annual Report on Form 10-K for the fiscal year ended December 3, 2011. Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: December 31, 2012